As Filed with the Securities and Exchange Commission on June 8, 2010

File Nos. 333-80205
811-09381
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 18

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 19

PAYPAL FUNDS

(Exact name of Registrant as specified in charter)

2211 North First Street
San Jose, CA 95131
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (408) 967-7000

Dana E. Schmidt
PayPal Funds
2211 North First Street
San Jose, CA 95131
(Name and address of agent for service)

Please send copy of all communications to:

David A. Hearth
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

(415) 856-7000

 It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
X	75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to (a)(2) of Rule 485

PAYPAL FUND FOR GOOD

PROSPECTUS

[           , 2010]

(ticker symbol [FFGXX])

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate.  Anyone who indicates otherwise is committing a federal crime.

TABLE OF CONTENTS

Page
A SUMMARY OF THE FUND	1
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	6
FUND MANAGEMENT	10
PRICING OF FUND SHARES	11
MORE ABOUT THE PURCHASE AND REDEMPTION OF FUND SHARES	12
DIVIDENDS AND OTHER DISTRIBUTIONS	15
MORE ABOUT TAXES	17
FINANCIAL HIGHLIGHTS	18

 A SUMMARY OF THE FUND

Investment Objective

The PayPal Fund for Good (the “Fund”) seeks to provide a liquid investment with minimal fluctuations in net asset value that has the potential to alleviate poverty while also having the potential to generate some income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Other Expenses” in the table are estimated for the current fiscal year, before expense reimbursements.  For more information on fee waivers and expense reimbursements, please see the “Fund Management” section of this Prospectus.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Fund Operating Expenses	%
Fee Waiver and Expense Reimbursement(1)%
Total Annual Operating Expenses After Fee Waiver and Expense Reimbursement	%

(1)  PayPal Asset Management, Inc. (the “Adviser”) has agreed to waive fees and reimburse expenses incurred by the Fund to the extent necessary to limit total annual operating expenses to a rate of ___%.  That expense limitation agreement, which may be renewed, is expected to remain in effect through _______, 2012.  That agreement may be terminated before then only by the Board of Trustees of the PayPal Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

1

1 Year	3 Years
$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance.   Because the Fund is expected to commence its investment operations on or about [        ], information about the Fund’s portfolio turnover rate is not currently available.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 50% of its assets in securities that support activities or organizations having the potential to alleviate poverty, also referred to as “poverty alleviation securities,” and up to 50% of its assets in the PayPal Money Market Fund (the “Money Fund”), a money market mutual fund that is advised by the Adviser.  The Fund may require up to six months from the commencement of its operations to achieve its targeted allocation of poverty alleviation securities.  There can be no assurances that there will be a sufficient amount of these securities available that are considered suitable for the Fund in order to sustain that targeted level.  Up to 15% of the Fund’s investments is expected to be illiquid because of the potentially illiquid nature of the poverty alleviation securities in which the Fund may invest.

The Fund’s investments in poverty alleviation securities will initially emphasize microfinance securities.  Microfinance securities are comprised of securities offered by organizations that provide financial services to low-income individuals in poorer regions of the world (including certain parts of the United States).  These services are collectively referred to as “microfinance,” which includes lending relatively small separate amounts to low-income individuals, and offering various savings and related products and services (such as microinsurance, money transfers and debit cards) that are needed by low-income individuals in developing countries or areas of compelling economic need (such as a destitute region within an emerging country).  These organizations seek to connect socially responsible investors with the world’s poorest individuals to alleviate poverty.

The Fund may make investments in other poverty alleviation securities consistent with its objectives including, but not limited to, securities supporting the provision of services to the poor, such as clean water, healthcare and education.

The Fund will invest in microfinance securities offered to the public through MicroPlace, Inc. (“MicroPlace”), an SEC registered broker-dealer, and a wholly owned subsidiary of eBay Inc., which is an affiliate of the Adviser.  MicroPlace is not an issuer of these securities.  The Fund may also invest in microfinance securities through transactions directly with private and public organizations and agencies that issue these securities, or through other broker-dealers.  At this time, however, we expect that substantially all investments in poverty alleviation securities will be made through MicroPlace.

The Fund may also invest in Federal Deposit Insurance Corporation (“FDIC”) and other federally insured or supported certificates of deposit issued by community development banks or credit unions in the United States.  Community development banks are founded to serve residents and spur economic development in the United States.

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As noted above, the Fund will invest up to 50% of its investable assets in the Money Fund.  The Money Fund is a “feeder fund” that invests all of its investable assets in a master fund (the “Master Portfolio”), which is a series of the Master Investment Portfolio (“MIP”), an SEC registered open-end management investment company that issues individual interests in multiple series.  BlackRock Fund Advisors (“BFA”) (formerly known as Barclays Global Fund Advisors) serves as the investment adviser to the Master Portfolio. The Master Portfolio is a diversified portfolio that invests in U.S. dollar-denominated, high quality, short-term money market instruments issued by U.S. and non-U.S. issuers. The Master Portfolio may invest in certificates of deposit, high quality debt obligations, certain obligations of U.S. and non-U.S. banks, certain repurchase agreements, and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).  In an effort to preserve its investors’ capital, the Master Portfolio and, through it, the Money Fund, seek to maintain a stable $1.00 share price.

The Fund, directly and indirectly through the Money Fund, reserves the right to concentrate its investments by investing 25% or more of its total assets in securities of issuers in a particular industry or in the obligations of U.S. banks.

The Fund will not be considered a diversified mutual fund because its investments in poverty alleviation securities will not be diversified.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured by the FDIC or any other governmental agency.  Accordingly, the loss of money is a risk of investing in the Fund.  Despite efforts to minimize fluctuations, the value of the Fund’s shares can vary from day to day and over time, and when you sell your shares, they may be worth less than what you paid for them.  The following is a summary of the principal risks of investing in the Fund.

General Non-U.S. Securities Risks.  The Fund may invest in the securities of non-U.S. issuers, so long as they are denominated in U.S. dollars.  Securities of non-U.S. issuers carry additional risks due to reasons ranging from a lack of information about the issuer to the risk of political and economic uncertainties.  Because a substantial portion of the transactions underlying microfinance securities involves borrowers and other parties located in emerging countries, the non-U.S. investment risks are enhanced further by the greater potential for political and economic instability.  Although the Fund’s investments will be in U.S. dollar-denominated securities, the underlying microfinance loans may be denominated and repaid in currencies other than U.S. dollars, which may reduce the ability of a microfinance organization to pay interest on its securities to the extent the value of that local currency declines against the U.S. dollar and has not been completely hedged.

Specific Non-U.S. Risks of Poverty Alleviation Securities. The operating environment of the targeted regions for poverty alleviation securities is subject to many significant challenges.  These regions vary considerably with respect to economic conditions, business standards and the legal environment, all of which are generally less predictable and less favorable than in developed countries, resulting in risks of fraud, loss of assets and interference with operations, all of which can diminish the ability of an issuer to meet its financial obligations.  These same regions also face the risk of social and political unrest that can interfere with the repayment of the obligations underlying the Fund’s investments.  Some regions in which microfinance activities occur may become subject to government-mandated restrictions and controls that can limit, terminate or otherwise severely impair microfinance activities.  These risks can substantially reduce the value of existing investments as well as reduce the quality and variety of new investments.

Liquidity Risk.  Due to a lack of demand in the marketplace or other factors, including, legal restrictions on transfer and valuation issues, the Fund may not be able to sell some or all of the investments that it holds, or may be able to sell its investments only at less than desired prices.  This risk is substantial for the Fund’s investments in poverty alleviation securities.

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Interest Rate Risk.  Sharply rising or falling interest rates could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.  Generally, rising interest rates will cause the value of fixed income securities to decline, especially those securities with a longer maturity.

Non-Diversification Risk.  The Fund’s non-diversified investments in fewer issuers will result in greater exposure to the condition of any one issuer, and can cause greater fluctuations in the value of your investment as a result of developments affecting that one issuer.  It is expected that an investment in a single security may constitute as much as 25% of the Fund’s assets.

Industry Concentration Risk.  The Fund may concentrate its investments in the U.S. banking industry, which would subject it to the risks generally associated with investments in the U.S. banking industry – i.e., interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the industry.  The Fund is also expected to have a concentration in the microfinance and poverty alleviation industries, which would subject the Fund to the risks generally associated with those industries.

Social Rate of Return by Microfinance Issuers.  The primary purpose of microfinance is to provide financial services to the world’s lowest-income entrepreneurs.  To accomplish its social objectives, microfinance securities may be offered with interest rates that may be lower than the interest rate on purely commercial securities of similar risk offered by other issuers.

Default Risk.  Microfinance lenders in which the Fund may invest may obtain collateral for their loans in some cases, but most microfinance loans are not secured.  Unsecured loans may have a higher default rate than regular loans and can be more difficult to collect, as the loans are small and the borrowers typically have limited resources.  Despite favorable past collection rates, no assurances can be given about future repayment rates and reduced repayments could reduce the cash flow needed to repay the securities in which the Fund invests.

Reliance on MicroPlace.  Substantially all poverty alleviation securities in which the Fund will invest will be purchased and sold on an agency basis (not principal basis) through the Adviser’s affiliated broker-dealer, MicroPlace.  MicroPlace is a relatively new company (launched in October 2007), with a limited operating history and limited resources.  This substantial reliance on MicroPlace could interfere with the Fund’s ability to effect transactions in portfolio securities if MicroPlace discontinued its operations or encountered other difficulties.  The Fund’s use of MicroPlace also creates a substantial conflict of interest between the Fund and the Adviser as a result of the fee sharing arrangement described below.  Although the Fund will pay no compensation to MicroPlace for transactions effected through it, the issuers of those securities will pay MicroPlace fees for its services with respect to those securities, and MicroPlace will share a portion of the fees it receives from issuers with the Fund, which may reduce the burden on the Adviser of maintaining the Fund’s expense limitation.  Therefore, the Adviser has an interest in effecting transactions through MicroPlace rather than directly with issuers or through other broker-dealers.

Valuation Risk.  A substantial portion of the poverty alleviation securities held by the Fund, representing up to half of the value of the Fund’s assets, will be valued using techniques other than market quotations, that may produce valuations that may be different from those derived using another methodology.  As a result, those securities may be sold at a discount to the values established by the Fund.  In many cases, the value of these securities will be determined using information and recommendations from the Adviser, which has an interest in recommending higher values for those securities.  The Adviser has a conflict of interest in this regard because lower values for the securities not only reduces the advisory fee paid to the Adviser but also may interfere with the Fund’s achievement of its investment objective.  Although the use of pricing procedures and a pricing committee can somewhat mitigate this conflict of interest, it remains significant.

4

Performance

No performance information is presented because the Fund is expected to commence its investment operations on or about [            ].

Investment Adviser

PayPal Asset Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

The primary individual portfolio manager for the Fund will be Omar Paz.  He will serve as the portfolio manager for the Fund from its inception.  Mr. Paz has served as the President and a Director of the Adviser since 2007.

Purchase and Sale of Fund Shares

The Fund is designed specifically for on-line investors who are customers of PayPal, Inc. (“PayPal”). You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account. Fund shares are automatically redeemed (or “swept” from your account) to pay for any transaction that you have authorized, including purchases, payments, and other electronic fund transfers. The automatic sweep occurs once a day as all transactions for that day are reconciled.  The following table shows the Fund’s minimum investment requirements:

Initial Investment in the Fund	$0.01
Additional Shares of the Fund	$0.01
Continuing Minimum Investment	$0.01
Maximum Account Balance	None

Currently, there is no maximum limit on the amount of your purchase of Fund shares or your total share balance, but the Fund reserves the right to impose limits in the future with prior notice to shareholders.  [It is likely that the net asset value per share or “NAV” will be less than $1.00 per share, and the initial NAV is expected to be only $0.10.]  At present, customers of PayPal may have their cash swept into either the Fund or the related Money Fund, but not both.

Tax Information

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders. You will generally be subject to federal taxes, and perhaps state and local taxes, on the distributions that are credited to your account as ordinary income, capital gains or a combination of the two, regardless of whether you withdraw the distribution and even if the distribution is reinvested in shares of the Fund.

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MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund is a non-diversified series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is designed primarily as an automatic sweep investment for uninvested cash balances in PayPal customer accounts.  PayPal customers may choose to have their free cash balances swept into the Fund to potentially earn income until the cash is used.  Shares of the Fund will be automatically redeemed to pay for transactions such as payments, purchases and other electronic money transfers from PayPal customer accounts.  The Fund is not intended as a substitute for a bank deposit or a money market mutual fund.

More on Investment Risks of Poverty Alleviation Securities

Risks Relating to the Operating Environment.  The Fund’s investments in poverty alleviation securities are generally tied to countries whose stage of development cannot be compared with that of industrialized countries.  In relation to each other and in terms of growth of GDP or GNP, inflation (which may be much higher), capital investment, self-sufficiency and balance of payments, the economic performance of the individual countries may vary significantly.  The underlying loans may be concentrated on borrowers in countries in Latin America, Africa, Eurasia and the Middle East.  Business standards and the legal environment in these areas are less predictable and typically less favorable than in developed countries, resulting in risks of fraud, difficulties in enforcing contractual rights or protecting assets, interference with operations other than through principles of law, and the inability to achieve profitable activity.  Adverse economic or political events affecting these regions or in the countries of underlying borrowers may adversely affect the Fund’s investments.

In addition, certain regions in these countries may be prone to weather or other natural disasters, which may have a disproportionate impact on underlying borrowers and which may, in turn, affect the ability of issuers of microfinance securities to meet their financial obligations.

Risk of Social or Political Unrest.  The Fund’s investments in poverty alleviation securities are tied to countries that are prone to instability, social and political unrest, military action, war, terrorism and rapid change in governments and government policies.  These countries may also experience extreme violence and armed conflict during elections or contests between rival factions vying for governmental power.  Any of these situations can hinder activities underlying poverty alleviation securities.  For example, there were short-term disruptions in Georgia during the recent war, and during recent political elections in the Democratic Republic of the Congo.  Difficult and dangerous conditions exist in Afghanistan, and riots frequently occur in Haiti.  If an environment becomes unstable and were to significantly affect an underlying issuer’s operations in a country, it could lose cash flow that might be needed for repayment of its issued securities.

Risk of Government Interference.  The Fund’s investments in poverty alleviation securities are tied to countries that may be subject to local government-mandated restrictions and controls, or government policies that limit or terminate all microfinance activities.  In addition, laws and regulations may change abruptly and without notice in these countries.  Governmental changes in policies in the past have required that an issuer’s programs be closed or have impacted an issuer’s financial position.  An issuer’s cash flow or revenues may be reduced as a result.  Changes in the legal environment are impossible to forecast and there are no assured means to mitigate these risks.  Government change in policy, whether or not lawful, may even inhibit, or prevent, operation of institutions designed to promote social objectives, and if such a change were to occur, an issuer might not be able to recover assets, including the proceeds of the loans made.  Legal remedies may not be effective in these cases.

For example, in Nicaragua on July 12, 2008 President Daniel Ortega visited the northern region of that country and gave a speech calling the population to protest against microfinance institutions.  This inspired a “no pago” (no payment) movement leading to widespread non-payment of loans to microfinance institutions and in some cases rioting, acts of vandalism against those institutions, and threats to their staff.  In March 2010, the Nicaraguan congress passed a “moratorio” law by an overwhelming majority (over 90% of the votes cast) calling for the capping of interest rates for borrowers involved in the “no pago” movement and effectively rescheduling their debt to be paid off over several years rather than several months.  This law was recently signed by the President.  Several large overseas investors and donors to the microfinance sector in Nicaragua had stated that they would cease operations in Nicaragua if the law is passed.  There is a concern that this will affect the whole microfinance industry in Nicaragua and a worry that this will spread to other countries in the region, especially those aligned with the Ortega/Chavez (Venezuela) political persuasion.

6

Some countries may impose regulations, such as interest rate ceilings or limits on charges, which can materially impair the opportunities for a microfinance organization to be sustainable.  Political changes may be common to a region, as with Latin America, where restrictive policies may be adopted by a number of countries with similar political policies.  For example, in some countries interest rate caps have been imposed on financial institutions, with permitted interest rates so low that they risk reducing client repayments to a level at which financial institutions cannot rely on such repayments to fund ongoing operations.

Repatriation of Funds.  Other inherent risks of microfinance activities in developing countries include nationalization, expropriation (or taxation that is equivalent to expropriation), exchange rate controls or other changes in governmental policies, political changes, political or social unrest or unfavorable diplomatic developments that negatively impact the economy or operating environment of a country and, directly or indirectly, investment in microfinance securities.  Loans may be subject to local legal restrictions on repatriation of loaned funds or requirements that result in losses from agreements to guarantee or collateralize such borrowings.

Risks Due to Global Economic Conditions.  World economic conditions have deteriorated recently, impacting available liquidity for microfinance organizations and the ability of borrowers to repay loans.  Microfinance borrowers often operate outside of the formal economy, with some insulation from global economic trends, and in some cases loss of employment may create additional demand for microfinance services.  Nevertheless, exogenous events, such as loss of jobs for those who support their families from abroad, may reduce remittance payments to individuals in countries who rely on such remittances to supplement their livelihoods.  These conditions may cause downturns in the businesses of underlying borrowers, which would affect their ability to take or repay microfinance loans, and in turn impact the ability of issuers to pay amounts owed to investors in their securities.

Currency Devaluation Risk.  Issuers of microfinance securities are exposed to fluctuations in currency exchange rates.  These issuers in most cases make loans to their clients in local currency and are repaid in local currency, with obligations to repay their lenders in other currencies.  The rates of exchange between the relevant currencies can vary significantly, which can put substantial finance pressure on issuers of these securities in meeting their obligations.

Some of these issuers seek to reduce exposure to currency fluctuations through hedging strategies, swap transactions, and locally sourced local currency loans, as well as other foreign exchange management strategies. There can be no guarantee that these hedging strategies will succeed.

Competition.  A number of entities provide financial services to poorer persons, including purely for-profit commercial enterprises as well as social organizations providing microcredit loans.  An issuer that cannot compete successfully will face problems with a loss of clients that can affect costs and liquidity and, in turn, hurt its ability to pay its obligations under the securities it has issued.  In addition, the formal banking sector in some locations has indicated an interest in participating in the microfinance sector and going “down-market,” adding additional competitive pressures.  This competitive trend will likely continue to grow as financial marketplaces in developing countries around the world mature.

7

In the past, certain countries have attempted, through government programs, to extend small loans to poor people.  These government programs may compete directly with issuers, offering loans that are highly subsidized and oftentimes forgiving the loans or not seeking repayment effectively.  These programs have the potential to harm or destroy local microfinance organizations, by disrupting the market and in some cases creating an expectation that no microfinance loans should be repaid.  Issuers may have difficulty competing with these programs, and they can often create an environment where a microfinance program may not succeed.

A key to risk management for microfinance organizations is to have good underwriting by the loan officer who extends the loan to the borrower.  The increased competition in the microfinance industry means that microfinance institutions are much more vulnerable to competitive pressures that make recruiting and retaining experienced staff difficult.  Losing experienced staff can have a greater impact on microfinance institutions than other organizations.

Liquidity Risk.  Many of the poverty alleviation securities in which the Fund invests may not be assigned or otherwise transferred without the issuer’s consent.  Some of those securities have not been registered under the federal securities laws, state securities laws or the laws of any other jurisdiction and are subject to certain restrictions on transfer and resale.  This means that the Fund may be required to hold many of these securities until maturity.

No Trust Indenture.  Debt, such as the obligations represented by the poverty alleviation securities in which the Fund will invest, is often issued pursuant to a trust indenture, such as the type required for many debt offerings by the Trust Indenture Act of 1939.  These indentures provide covenants and procedures to protect debt owners and appoint a trustee to act for the benefit of all debt holders and protect their interests.  However, the microfinance securities in which the Fund will invest are not expected to be governed by any indenture or a trustee.  This means the Fund has fewer protections compared to other types of debt investments.

More on Reliance on MicroPlace

MicroPlace is the only broker-dealer known by the Adviser that specializes in microfinance securities and the Adviser believes it is the best choice for effecting these transactions.  It may be possible from time to time for the Fund to purchase some of these securities directly from the issuers (and perhaps on more favorable terms such as higher interest rates).  Some of these securities (currently only those offered by the Calvert Foundation) may also be offered through other broker-dealers, sometimes on more favorable terms than through MicroPlace.  Although the Adviser will investigate alternative broker-dealers and transaction arrangements in an effort to seek best execution for the Fund, it expects to effect all or substantially all of its transactions through MicroPlace because of the information available about the securities through MicroPlace, the efficiency of using a single source experienced with these specialized securities, and the brokerage services provided that the Adviser expects will better inform its investment decisions.

More on Investment Strategies of the Money Fund

The Fund will invest a substantial portion of its assets (up to 50%) in the Money Fund.  The Money Fund and the Master Portfolio (in which the Money Fund invests substantially all of its assets) emphasize safety of principal and high credit quality. Neither the Money Fund nor the Master Portfolio is permitted to purchase floating-rate instruments (“derivatives”) that are considered to be potentially volatile.

8

The Money Fund (through the Master Portfolio) may invest in floating-rate and variable-rate securities only if the following criteria are met:

•	The security bears interest at a rate that resets quarterly or more frequently.

•	The interest rate reset is based on changes in standard money market rate indices.

•	Examples of acceptable standard indices are U.S. Government Treasury Bills and London Interbank Offered Rate, among others.

The Money Fund (through the Master Portfolio) may purchase instruments that are not rated if, in the opinion of the Adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio and if they are purchased in accordance with the procedures adopted by the Master Portfolio’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act.

More on Investment Risks of the Money Fund

Asset-Backed Securities. The Master Portfolio may invest in high-quality asset-backed securities.  Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made regularly, thus in effect “passing through” regular payments made by the individual borrowers on the assets that underlie the securities.  The value of these instruments is particularly sensitive to changes in interest rate and general market conditions.  The value of asset-backed securities is also affected by the creditworthiness of the individual borrowers.

Floating-Rate and Variable-Rate Risk. Floating- and variable-rate instruments are subject to interest rate and credit risks. Because there is no active secondary market for certain of these obligations, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Master Portfolio is not entitled to exercise its demand rights.

Management Risk. As with any actively managed fund, the Master Portfolio may not be successful in its selection of investment instruments and the strategies used by the Master Portfolio may fail to produce the intended results.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures regarding disclosure of non-public portfolio information described in the Fund’s Statement of Additional Information (“SAI”), as the same may be amended from time to time.

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 FUND MANAGEMENT

The Adviser is a wholly owned subsidiary of PayPal, Inc. (which, in turn, is a wholly owned subsidiary of eBay Inc.) and its address is 2211 North First Street, San Jose, California  95131. PayPal is dedicated to providing easy, low-cost services to on-line investors through its continuous emphasis on technology, including the PayPal website and services. Through the World Wide Web, the Adviser offers access to your Fund account virtually anywhere, at any time. The Adviser was formed in 1999. As of ______, 2010, the Adviser had over $____ million in assets under management.

The Adviser has been engaged to provide both the Fund and the Money Fund with investment guidance and policy direction. The Adviser is subject to general supervision of the Trust’s Board of Trustees (the “Board”) and is required to act in accordance with the investment objective, policies and restrictions of the Fund.

The Adviser is entitled to an investment advisory fee at an annual rate equal to 0.__% of the Fund’s average daily net assets.  The Adviser has agreed to waive its fee on the Fund’s assets invested in the Money Fund.  This waiver is pursuant to a separate contractual obligation that has an initial term through _________, 2012, and is subject to annual renewal thereafter.  That waiver agreement may otherwise be terminated only by the Board of Trustees.

Pursuant to a contractual expense limitation agreement, the Fund’s maximum net operating expenses will not exceed an annual rate of ____%.  This limitation is pursuant to a separate contractual obligation that has an initial term through _________, 2012, and is subject to annual renewal thereafter. That limitation agreement may otherwise be terminated only by the Board of Trustees.

The Fund will bear its proportional share of the operating expenses of the Money Fund (subject to the advisory fee waiver described above) and the investment advisory fees paid by the Master Portfolio, which includes certain other fees paid by the Master Portfolio such as accounting, legal, administration and Securities and Exchange Commission (“SEC”) registration fees.

The distribution agent for shares of the Fund on the www.paypal.com website is Funds Distributor, LLC (“Funds Distributor”), a registered broker-dealer, and a subsidiary of Foreside Distributors, LLC.

The Fund’s SAI contains detailed information about the Fund’s investment adviser, administrator, and other service providers, and is available upon request by emailing customer service at service@paypal.com.

Portfolio Manager

In addition to his responsibilities and roles described in the summary section of this Prospectus, Mr. Paz serves as the Director, North American Products, PayPal, Inc. (since 2010), and he served as the Director, Consumer Products, for PayPal, Inc. beginning in 2009 until his appointment to that new position.  His other positions have included Assistant Treasurer and Director of Global Investments, eBay Inc. and PayPal, Inc. (2007-2009); Principal, Corporate Cash Management Group of Piper Jaffray & Co. (2006-2007); and Senior Vice President, Institutional Fixed Income Group of Citigroup Global Markets Inc (2002-2006).  Mr. Paz also is a Certified Treasury Professional, or CTP®, and holds a CFA® designation.

Additional information about Mr. Paz, including other accounts he manages, the determination of his compensation, and investments he has in the Fund, is included in the SAI.

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PRICING OF FUND SHARES

The Fund is a true no-load fund, which means that the purchase and sale price of shares is always the net asset value per share (“NAV”), without any deductions for fees from the purchase or sale price.  It is likely that the NAV will be less than $1.00 per share, and the initial NAV is expected to be only $0.10.

The Fund’s NAV is calculated by taking the value of the Fund’s net assets (i.e., the fair value of its assets less liabilities) and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the Fund’s NAV. The NAV for the Fund is determined generally as of 5:00 p.m., Eastern Time each day the Fund is open (a “Business Day”). The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund may change the time at which purchases and redemptions are priced if trading in the primary markets the Fund invests in is restricted, or if an emergency exists. The Fund is typically open on any day the Federal Reserve banks and the primary markets for the Fund’s portfolio securities are open.

With respect to any portion of a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”) and, if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price is established but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security.

It is possible that up to 50% of the value of the Fund’s assets will be determined using these fair valuation methods.

A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.  In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

With respect to any portion of the Fund’s assets that are invested in the Money Fund or in any other mutual fund, the Fund’s NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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MORE ABOUT THE PURCHASE AND REDEMPTION OF FUND SHARES

The Fund is available only to on-line investors through PayPal’s web site. At present, you will be able to invest in either the Fund or the Money Fund, but not both.  You will need to do the following to purchase shares of the Fund:

•	Enroll as a PayPal user, simply by following the instructions on the PayPal website, at www.paypal.com.

•
You are required to provide a date of birth and a Social Security Number or Employer Identification Number to enroll as a PayPal user. Other identification numbers, such as an Individual Taxpayer Identification Number, will not be sufficient.

•	You are also required to consent to receive all information about the Fund electronically, both to open an account and during the time you own shares of the Fund.

•
If you revoke your consent to receive Fund information electronically, fail to maintain an e-mail account, or close your account, the Fund may redeem your shares (to the extent that this redemption would be allowed under the federal securities laws) and in any case will prohibit additional investments in the Fund, including the reinvestment of dividends.*

•
Once you have enrolled as a PayPal user and have consented to receive Fund information electronically, any uninvested cash balance in your PayPal account will be automatically invested in the Fund, according to the terms and conditions of the Fund account.

•	Similarly, when you use your PayPal account to transfer money or make a purchase or payment, shares of the Fund then in your account will be sold automatically to cover these transactions.

•
You agree that an affiliate of PayPal (such as the transfer agent for the Fund) may redeem shares of the Fund in your account to pay for transfers of funds through PayPal, purchases or any amounts owed to PayPal or Funds Distributor as a selling agent. PayPal may redeem or freeze all or a portion of your shares if it concludes, after any investigation it deems appropriate, that you are obligated to PayPal or another party for any setoff or refund in connection with a PayPal transaction.

On-Line Investor Requirements

The Fund is designed specifically for on-line investors who are customers of PayPal. The Fund requires its shareholders to consent to receive all shareholder information about the Fund electronically.

Shareholder information includes, but is not limited to, the following:

•	prospectuses;

•	financial reports;

•	confirmations;

•	Form 1099 tax statements;

__________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account. However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

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•	proxy solicitations; and

•	financial statements.

Shareholders may also receive other correspondence from PayPal through their e-mail accounts. By opening an account for the Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address. You may incur costs for on-line access to shareholder documents and maintaining an email account.

If you rescind your consent to receive shareholder information electronically, or fail to maintain an e-mail account, the Fund may redeem your position in the Fund (to the extent that this redemption would be allowed under federal securities laws).* If it becomes lawful to involuntarily redeem in these circumstances, the Fund will remind you of the involuntary redemption policy before giving effect to the revocation of your consent.  If the Fund involuntarily redeems your shares, you may experience adverse tax consequences. If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds. The Fund reserves the right to deliver paper copies of documents in certain circumstances, at no cost to the investor.

Acquiring and Redeeming Shares of the Fund

You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account.  For funds deposited in your account by the close of business (generally 4:00 p.m., unless the primary markets for the Fund’s portfolio securities or the Federal Reserve Banks close earlier) on any Business Day, your share price will be the next determined NAV. Any funds deposited in your account after the close of business will receive the NAV calculated the following Business Day.

Fund shares are automatically purchased for PayPal users who have completed the steps outlined above.  Any unused cash balance in your PayPal account will be automatically invested in (or “swept” into) shares of the Fund. Similarly, shares of the Fund in your account will be automatically redeemed (or “swept” from your account) in order to pay for any transaction that you have authorized, including purchases, payments, and other electronic fund transfers. The automatic sweep occurs once a day as all transactions for that day are reconciled. The Fund’s Prospectus is readily available for viewing and printing on the PayPal website (www.paypal.com).

If you do not consent to receive all Fund documentation electronically you will not be eligible to acquire shares of the Fund.

Accessing Account Information

For information on how to access account information electronically or to register as a PayPal user, please refer to the online assistant at www.paypal.com, available 24 hours a day.

__________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account.  However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

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Redemptions

Fund shares are redeemed automatically to pay for transactions that you have authorized, such as purchases, payments, and other electronic money transfers. The automatic “sweep” from your shares will occur once each day as that day’s transactions are reconciled.

You may not sell shares of the Fund that you do not own.  In other words, you may neither “short” shares of the Fund nor borrow shares of the Fund to cover the cost of any transaction.

Redemption Delays. The automatic redemption (and therefore, your ability to conduct PayPal transactions with proceeds from the sale of Fund shares) may be suspended, to the extent permitted by applicable law, during any period in which (i) trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iv) trading in the market the Fund invests has been restricted as determined by the SEC.

However, there may be instances where technical difficulties, including system failures, could suspend or prevent redemptions.

Changing Your Account Information

•
For your protection, you will be required to change your PayPal user information on the PayPal’s website, www.paypal.com, if you wish to change certain information that you provided when you first registered as a PayPal user.  This procedure is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

Closing Your Account

If you do not maintain an email address or if you terminate your ability to electronically access www.paypal.com, the Fund may redeem all of your shares in your Fund account (to the extent that this redemption would be allowed under U.S. federal securities laws).*

__________________
*
The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account. However, should the SEC’s position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

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DIVIDENDS AND OTHER DISTRIBUTIONS

As a shareholder, you are entitled to your share of the dividends that the Fund earns.

The Fund distributes substantially all of its net investment income to its shareholders. The Fund declares a dividend on every Business Day. Dividends are credited to shareholder accounts monthly. Capital gains, if any, are distributed at least annually.

The Fund may make additional distributions if necessary.

All of your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the reinvestment date. If you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account, or close your account, you will not be permitted to reinvest your dividends in additional Fund shares.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of a fund.

Although the Fund is not a money market fund, it is expected to have a substantial portion of its assets in shares of the Money Fund and other generally liquid short-term securities.  For that reason, it is not expected to be an effective vehicle for market timing.  The Fund is expected to be treated as a form of cash management vehicle with respect to PayPal transactions.  For these reasons, the Board of Trustees has not adopted policies or procedures against short-term trading of the Fund’s shares.

The Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Anti-Money Laundering Compliance

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The Fund is required to comply with various anti-money laundering laws and regulations, including the USA PATRIOT Act. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above. The Trust has delegated responsibility to PayPal to operate the Trust’s Customer Identification Program, which has been incorporated into the Trust’s anti-money laundering compliance program.

16

 MORE ABOUT TAXES

Your Fund dividends and other distributions generally have tax consequences.

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund’s SAI for more information. You should rely on your own tax advisor for advice about the particular U.S. federal, state, and local tax consequences to you of investing in the Fund.

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders. You will generally be taxed on the distributions that are credited to your account, regardless of whether you withdraw the distribution and even if the distribution is reinvested in shares of the Fund.

If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange, or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sold them for, and how long you held them.

Dividends will normally be reported to shareholders for tax reporting purposes on Form 1099-DIV. The Fund’s policy is not to send that Form to any shareholder who has received less than $10.00 of dividends in a given year. If applicable, the Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.  You may also receive a Form 1099-B with respect to any sale of shares of the Fund.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the U.S. Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

17

FINANCIAL HIGHLIGHTS

No financial highlights information is presented because the Fund is expected to commence its investment operations on or about [            ].

18

More information about the Fund’s investments is contained in the Fund’s SAI, which is available without charge upon request. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus).

You may obtain a copy of the SAI without charge by emailing customer service at service@paypal.com or by calling (888) 215-5506.  Shareholders may make inquiries to the Fund by e-mailing customer service at service@paypal.com or by calling (888) 215-5506.

The SEC maintains an Internet website (www.sec.gov) that contains the SAI, other material incorporated into this Prospectus by reference, and other information about the Fund. You can also copy and review this information at the SEC’s Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address:  publicinfo@sec.gov. You can obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.

PayPal
P.O. Box 45950
Omaha, NE 68145-0950
(888) 215-5506
www.paypal.com

Investment Company Act file number: 811-09381

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STATEMENT OF ADDITIONAL INFORMATION

PayPal Fund for Good
(ticker symbol [FFGXX])

____________, 2010

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read together with the Prospectus for the PayPal Fund for Good, (the “Fund”), as amended or supplemented from time to time.

To obtain a copy of the Fund’s Prospectus, dated _________, 2010, and the Fund’s most recent report to shareholders free of charge, please access our website online at www.paypal.com.  The Fund is for on-line investors that are customers of PayPal, Inc. (“PayPal”).  Only investors who consent to receive all information about the Fund electronically may invest in the Fund.  This SAI is incorporated by reference into the Fund’s Prospectus.

No financial statements are available for the Fund as of the date of this SAI because the Fund has not yet commenced operations and is expected to commence operations on or about [                ].

The information in this Statement of Additional Information is not complete and may be changed.  A registration statement relating to these securities has been filed with the Securities and Exchange Commission.  The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

HISTORY OF THE FUND
THE FUND
INVESTMENT STRATEGIES AND RISKS
FUND POLICIES	13
PORTFOLIO TURNOVER	14
MANAGEMENT	15
PORTFOLIO MANAGER	20
INVESTMENT MANAGEMENT	21
SERVICE PROVIDERS	21
BROKERAGE ALLOCATION	22
ORGANIZATION, DIVIDEND AND VOTING RIGHTS	23
SHAREHOLDER INFORMATION	24
PROXY VOTING	25
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TAXATION	26
FINANCIAL STATEMENTS	28

i

HISTORY OF THE FUND

The PayPal Fund for Good (the “Fund”) is a newly formed, non-diversified series of PayPal Funds (the “Trust”).  The Trust is organized as a Delaware statutory trust and was formed on June 3, 1999.  In addition to the Fund, the Trust currently has one active fund, the PayPal Money Market Fund (the “Money Fund”), which is described in this SAI.  The Fund was formed on ___________, 2010 and expects to commence operations on or about __________.  The Trustees are authorized to divide the Trust’s shares into additional series.

THE FUND

The Fund is classified as a non-diversified open-end, management investment company.

Investment Objective

As its investment objective, the Fund seeks to provide a liquid investment with minimal fluctuations in net asset value that has the potential to alleviate poverty while also having the potential to generate some income.

Poverty alleviation securities are initially expected to primarily constitute microfinance securities, as explained elsewhere in this document.

The investment objective of the Fund is non-fundamental, and, therefore, a shareholder vote would not be required for the Fund to change its investment objective.

INVESTMENT STRATEGIES AND RISKS

Under normal market conditions, the Fund will invest at least 50% of its assets in securities that support activities or organizations that have the potential to alleviate poverty, also referred to as “poverty alleviation securities,” and up to 50% of its assets in the Money Fund, a money market mutual fund that is a series of the Trust and is advised by the Adviser.  The Fund is expected to require up to six months from the commencement of its operations to achieve its targeted level of poverty alleviation securities.  There can be no assurances that there will be a sufficient amount of these securities available that are considered suitable for the Fund in order to sustain that targeted level.  Up to 15% of the Fund’s investments are expected to be illiquid due to the potentially illiquid nature of the poverty alleviation securities in which the Fund may invest.

The Fund will invest in poverty alleviation securities offered to the public by MicroPlace, Inc. (“MicroPlace”), an SEC registered broker-dealer, and a wholly owned subsidiary of eBay Inc., which is an affiliate of the Adviser.  The Fund may also invest in poverty alleviation securities through transactions directly with the issuers or through other broker-dealers.  At this time, however, we expect that substantially all investments in poverty alleviation securities will be made through MicroPlace.

As noted above, the Fund will invest up to 50% of its investable assets in the Money Fund.  The Money Fund is a “feeder fund” that will invest all of its investable assets in a master fund (the “Master Portfolio”), which is a series of the Master Investment Portfolio (“MIP”), a registered open-end management investment company that issues individual interests in multiple series.  BlackRock Fund Advisors (“BFA”) (formerly known as Barclays Global Fund Advisors) currently serves as the investment adviser to the Master Portfolio.

The following information supplements the discussion in the Fund’s Prospectus of the principal investment strategies, policies and risks that pertain to the Fund by providing additional detail about some of the investments that the Fund is generally permitted, but not required, to make in pursuing the Fund’s investment objective and certain risks associated with those investments. In addition to discussing the principal risks of investing in the Fund, this section also describes the non-principal risks of such investments.

References to various types of investments also refer to those investments in which the Money Fund may invest indirectly through the Master Portfolio, unless stated otherwise.  These investment strategies and policies may be changed without shareholder approval, unless otherwise noted.

Asset-Backed and Commercial Mortgage-Backed Securities. The Master Portfolio may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit card receivables or other assets.  Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Master Portfolio may invest in such securities pursuant to the provisions of the Investment Company Act of 1940, as amended (“1940 Act”), only up to limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.  Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see “Mortgage Pass-Through Securities” and “Mortgage Securities.”

Asset-Backed Commercial Paper. The Master Portfolio may also invest in asset-backed commercial paper.  Asset-backed commercial paper is a type of securitized commercial paper product used to fund purchases of financial assets by special purpose finance companies called conduits. The financial assets may include assets such as pools of trade receivables, car loans and leases, and credit card receivables, among others. Asset-backed commercial paper is typically tracked and rated by one or more credit rating agencies. Some asset-backed commercial paper programs maintain a back-up liquidity facility provided by a major bank, which is intended to be used if the issuer is unable to issue new asset-backed commercial paper.

Bank Obligations. The Fund may invest in bank obligations, including certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic branches of foreign banks, domestic savings and loan associations, and other banking institutions.  Certain bank obligations may benefit from existing or future governmental debt guarantee programs.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TDs are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority, and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 13 months remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that its investment adviser deems appropriate, in accordance with Rule 2a-7 under the 1940 Act.  Subsequent to its purchase by the Master Portfolio, an issuer of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Floating-Rate and Variable-Rate Obligations. The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Master Portfolio may purchase floating-rate and variable-rate obligations. Variable-rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Master Portfolio may invest in obligations that are not so rated only if its investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio’s investment adviser considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Master Portfolio’s portfolio.

Non-U.S. Obligations. The Fund may invest in certain securities of non-U.S. issuers.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The considerations noted above generally are intensified for investments in developing countries, potentially including investments which are not domiciled in a developing country, but which have reference to a significant percentage of their business in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.  The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Adviser.

When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period before the securities are paid for and delivered on the settlement date. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience fluctuations in value prior to their actual delivery. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Funding Agreements.  The Fund may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating- interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies. The Fund may also purchase Guaranteed Investment Contracts.

The secondary market, if any, for these funding agreements is limited. Thus, such investments purchased by the Fund may be treated as illiquid.  If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Fund’s pricing committee.  Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Fund’s assets than if the value were based on available market quotations.

Illiquid Securities.  The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.  The Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Fund and its investment adviser, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. The Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

Letters of Credit.  Certain debt obligations, certificates of participation, commercial paper and other short-term obligations, which the Fund is permitted to purchase, may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of the Fund’s investment adviser, be of investment quality comparable to other permitted investments of the Fund.

Loan Participation Agreements.  The Master Portfolio may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Master Portfolio derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Master Portfolio to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Master Portfolio could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Master Portfolio had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Master Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Master Portfolio also may be subject to the risk that the issuing bank may become insolvent.  Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Master Portfolio may be treated as illiquid.  If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of the Master Portfolio’s assets than if the value were based on available market quotations.

Loans of Portfolio Securities. The Master Portfolio may lend its securities to certain creditworthy borrowers, including borrowers affiliated with its investment adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio is entitled to receive the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower.  In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by its investment adviser.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower) and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Board.

Medium-Term Notes. The Master Portfolio may invest in medium-term notes.  The Master Portfolio may invest in medium-term notes that have remaining maturities that are consistent with the conditions of Rule 2a-7.  Medium-term notes are a form of corporate debt financing. They are often issued on a regular or continuous basis without the requirement to produce a new set of legal documentation at the time of each issuance. Medium term notes have maturities that range widely based on the needs of the issuer; although they most often mature between 9 months and 10 years, they may have longer maturities.

Mortgage Pass-Through Securities. The Master Portfolio may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises, including the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

The Master Portfolio, to the extent permitted by Rule 2a-7 under the 1940 Act, may invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Master Portfolio may use TBA transactions in several ways. For example, the Master Portfolio may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” the Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

Mortgage Securities. The Master Portfolio may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (CMOS), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage a securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.  Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Municipal Securities. The Master Portfolio may invest in municipal securities.  Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities.  Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from U.S. federal and state taxes.  Changes in U.S. federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

The Master Portfolio will invest in “high-quality” (as that term is defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests. The Master Portfolio may invest in participation interests in any type of security in which the Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the underlying securities in the proportion that the Master Portfolio’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by its investment adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Master Portfolio could not hold directly without the repurchase obligation. With respect to investments made by the Master Portfolio, irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for the Master Portfolio that utilizes them. Such risks are not unique to the Master Portfolio but are inherent in repurchase agreements. The Master Portfolio seeks to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Master Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Master Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Master Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

U.S. Government Obligations. The Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.  Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Ginnie Mae certificate), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae notes).  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program.

Unrated, Downgraded and Below Investment Grade Investments. Most if not all of the poverty alleviation securities in which the Fund will invest will not be rated by any recognized rating agency.  As a result, the Fund will be highly dependent on the Adviser to analyze the credit quality of the securities in which the Fund invests.  The absence of any credit rating with respect to a security may also make it more difficult to sell that security or to obtain a favorable price for its sale.

The Money Market Fund (though the Master Portfolio) may purchase instruments that are not rated if, in the opinion of its investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio and if such instruments are purchased in accordance with the Master Portfolio’s procedures in accordance with Rule 2a-7 of the 1940 Act. Such procedures require approval or ratification by the Master Portfolio’s pricing committee of the purchase of unrated securities. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that when a security ceases to be rated, the investment adviser for the Master Portfolio determines that such security presents minimal credit risks and provided further that, when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Master Portfolio’s investment adviser finds that the sale of such security would not be in the Master Portfolio’s best interests.

To the extent the ratings given by nationally recognized statistical ratings organization may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

FUND POLICIES

Fundamental Investment Restrictions of the Fund

The following are the Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval and, accordingly, would require a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.

The Fund may not:

1.
purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) investments in repurchase agreements collateralized by U.S. government securities, (iv)  investments in the obligations of domestic banks (as such term is interpreted by the SEC or its staff), or (v) investments in poverty alleviation or microfinance securities.

2.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

3.
purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4.
underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as Fund shall not constitute an underwriting for purposes of this paragraph.

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

6.
make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained by the Fund thereunder. For the purposes of this limitation, entering into repurchase agreements, loan participations, lending securities and acquiring any debt securities are not deemed to be the making of loans.

With respect to paragraph 1, the phrase “principal business activity” used in the restriction refers to an issuer’s primary economic activity as determined by Bloomberg L.P., which assigns industry classifications to issuers of securities.

With respect to paragraph 5, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  Under the 1940 Act, the Fund may borrow from a bank, provided that immediately after any such borrowings there is an asset coverage of at least 300% for all borrowings.  In the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage is at least 300%.

With respect to paragraph 6, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of its total assets.

Non-Fundamental Investment Restrictions of the Fund

The following are the Fund’s non-fundamental investment restrictions, which may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

1.
The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Under the 1940 Act, the Fund’s investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Fund.

2.
The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market, or that are subject to legal or contractual restrictions on resale, (ii) fixed TDs that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3.
The Fund may lend securities from its portfolio to brokers, dealers, and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

PORTFOLIO TURNOVER

Because the Fund has not yet commenced operations and is expected to commence investment operations on or about [        ], information about the Fund’s portfolio turnover rate is not currently available.

MANAGEMENT

TRUSTEES AND OFFICERS

Board Leadership Structure and Risk Oversight.

The operations of the Fund are under the direction of the Board of Trustees. The Board establishes the Fund’s policies and oversees and reviews the management of the Fund.  The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Fund and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Fund.  The Board met six times during the fiscal year ended December 31, 2009.

The Board consists of three Trustees, none of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”).  An Independent Trustee serves as Chairman of the Board.  In addition, the Board has delegated certain authority and supervisory responsibilities to its Audit Committee (described below), which is comprised exclusively of Independent Trustees.  As part of each regular Board meeting, the Independent Trustees meet separately from PayPal Asset Management, Inc. (the “Adviser”) with their independent legal counsel and, at least annually, with the Trust’s Chief Compliance Officer.  The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser.  Subject to the objectives and policies as the Trustees may determine, the Adviser furnishes a continuing investment program for the Fund, including the associated risks that arise from the Fund’s investments and operations, and provides administrative services to the Fund, all pursuant and subject to its investment advisory agreement with the Fund.  Employees of the Adviser and its affiliates serve as the Trust’s officers, including the Trust’s President, Treasurer and Chief Compliance Officer.

The Board oversees the services provided by the Adviser, including certain risk management functions.  Risk management is a broad concept that can cover many elements.  The Board handles its review of different elements and types of risks in different ways.  In the course of providing oversight, the Board and the Audit Committee receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and the Fund’s financial accounting and reporting.  The Board also meets periodically with the Trust’s Chief Compliance Officer who reports on the compliance of the Fund with the federal securities laws and the Trust’s internal compliance policies and procedures.  The Audit Committee’s meetings with the Fund’s independent auditors also contribute to its oversight of certain internal control risks.  Because the Board has delegated the day-to-day activities of the Fund to the Adviser and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks.  Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Adviser, its affiliates or other service providers.

Trustees and Officers.

The Trustees and officers of the Trust, their years of birth, their principal occupations during the past five years (their titles may have varied during that period) and other directorships they hold, and the number of investment companies managed by the Adviser they oversee are set forth below.  Unless otherwise noted, the address of each Trustee and officer is c/o PayPal, Inc., 2211 North First Street, San Jose, California 95131. Each officer holds office for his or her lifetime unless that individual resigns, retires or is otherwise removed or replaced.

Disinterested Trustees1

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years; Other Directorships Held by Trustee

Kevin T. Hamilton (1961)	Trustee and Chairman	Since 1999 and 2004, respectively	One	President, Rice Hall James & Associates (investment advisor) (2002-2009).

Richard D. Kernan (1945)	Trustee	Since 2002	One	Chief Financial Officer, Acacia Pacific Holdings, Inc. (private insurance services company) (2003-2007).

John P. McGonigle (1955)	Trustee	Since 2008	One
Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (registered broker-dealer) (1989-2006); Member of Board of Charles Schwab International Holdings (1999-2006).

____________________________________
1 Disinterested Trustees are those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Principal Officers

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Dana E. Schmidt (1962)	President and Principal Executive Officer	Since 2010	Chief Compliance Officer, MicroPlace Inc. (since 2007); Lead Integration Manager, Wells Fargo Funds Management, LLC (2004-2005).

Omar J. Paz (1970)	Treasurer and Chief Financial Officer	Since 2008
Director, North America, PayPal, Inc. (since 2010); Director, Consumer Products, PayPal Inc.  (2009-2010); President and Director, PayPal Asset Management, Inc. (since 2008); Assistant Treasurer and Director of Global Investments, eBay, Inc. and PayPal, Inc. (2007-2009); Principal, Corporate Cash Management Group of Piper Jaffray & Co. (2006-2007); Senior Vice President, Institutional Fixed Income Group of Citigroup Global Markets Inc (2002-2006).

John D. Muller (1961)	Secretary and Chief Compliance Officer	Since 2001and 2009, respectively	General Counsel, PayPal, Inc. (since 2000); Chairman and Director, PayPal Asset Management, Inc. (since 2001); Interim Chief Compliance Officer of the Trust (2006-2009).

Board Committee.

Currently, the Board has an Audit Committee composed solely of the Independent Trustees.  The Chairman and functions of the Audit Committee are set forth below.

Audit Committee Mr. Kernan, Chairman
The Audit Committee is responsible for, among other things: recommending the selection, retention, compensation or termination of the independent registered public accounting firm; reviewing with the independent registered public accounting firm the scope and results of the annual audit; discussing with Trust management the performance of the independent registered public accounting firm and their recommendation with respect to the reasonableness of the independent registered public accounting firm’s fees; reviewing the Fund’s annual report to shareholders and any significant underlying accounting policies; reviewing with the Fund’s independent registered public accounting firm the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing such controls and procedures; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2009, the Audit Committee held two meetings.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board.  Generally, no one factor was decisive in the selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.  In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust.  The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.  The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Mr. Hamilton has many years of experience as an executive of various investment management organizations and has in-depth experience with investment analysis.  He also has many years of experience with the mutual fund industry and serving on the Trust’s Board.

Mr. Kernan has many years of experience in the insurance industry, which has included extensive responsibilities for financial accounting and reporting.  He also has many years of experience with the Trust’s Board.

Mr. McGonigle has many years of experience as a senior executive with a prominent broker-dealer and has in-depth knowledge of the financial services and securities industry.  He also has many years of experience with the mutual fund industry generally and approximately two years of experience with the Trust’s Board.

Certain Ownership Interests of Trustees

The following table shows the aggregate dollar range of shares owned beneficially by each Trustee in the Trust as of December 31, 2009.  Because the Fund had not commenced operations as of December 31, 2009, none of the Trustees owned any shares of the Fund as of that date.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Richard D. Kernan	N/A	____
Kevin T. Hamilton	N/A	____
John P. McGonigle	N/A	____

As of December 31, 2009, none of the Disinterested Trustees (or their immediate family members) held an ownership interest in PayPal Asset Management, Inc., the Fund’s investment adviser, PayPal, or eBay Inc. (“eBay”).

As of December 31, 2009, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Compensation Table

The Trust pays each Disinterested Trustee an annual retainer fee equal to $4,000 plus $3,000 for each regular Board meeting attended by the Trustee in person (or $1,500, if the meeting is attended telephonically). The Trust pays each Disinterested Trustee a fee of $2,000 for each special Board or Committee meeting not held in conjunction with a regular meeting attended by the Trustee in person the Trustee (or $1,000, if the special meeting is attended telephonically). In addition, the Trust pays each Disinterested Trustee a fee of $2,000 for each Fund-related meeting not held in conjunction with an official meeting attended by the Trust in person (or $1,000, if such meeting is attended telephonically). Also, the Trust pays Kevin T. Hamilton an annual retainer of $10,000 for service as chairman of the Board. In addition, the Trust reimburses each of the Disinterested Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement from the Trust. The following table shows each Disinterested Trustee’s compensation for the fiscal year ended December 31, 2009.  Because the Fund had not commenced operations as of December 31, 2009, none of the Trustees received compensation from the Fund as of that date.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Trust Paid to Trustees
Kevin T. Hamilton, Trustee	$0	None	None	$___
Richard D. Kernan, Trustee	$0	None	None	$___
John P. McGonigle, Trustee	$0	None	None	$___

Control Persons and Principal Holders of Securities

A shareholder that owns 25% or more of the Fund’s voting securities is in control of the Fund on matters submitted to a vote of shareholders.  As of [          ], 2010, to the knowledge of the Fund, no persons or entities held 5% or more of the Fund.

Personal Securities Transactions of Personnel

The Trust and the Adviser have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, which governs personal securities trading by their respective personnel.  Specified personnel of the Trust and Adviser, including individuals engaged in investment management activities and others are permitted under the Code of Ethics to make personal investments in securities, including securities that may be purchased or held by the Fund.  Certain investments are prohibited or restricted as to timing, and personnel subject to the Code of Ethics must report their investment activities to a compliance officer.

PORTFOLIO MANAGERS

Displayed below is additional information about the portfolio manager identified in the Prospectus.

Portfolio Manager Compensation. The Adviser’s compensation program for its investment professionals is designed to be competitive and appropriate to attract and retain high caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of the Fund.  An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process.  There is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of Fund (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment management and administrative responsibilities undertaken; contribution to business results and overall business strategy; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.  The factors also apply to each professional’s related responsibilities to the parent company of the Adviser, PayPal, Inc.

Accounts Managed by Portfolio Manager

Set out below for the portfolio manager named in the Prospectus is information representing the accounts managed by the manager.  The information is presented as of [             ], 2010 and, therefore, does not reflect the portfolio manager’s management of the Fund.  [As of [             ], 2010, the advisory fee for each account shown below was not based on the investment performance of the account]

Omar Paz	Number of Accounts	Assets Managed
Registered Investment Companies	1	$561,231,503
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Portfolio Manager’s Ownership of Shares in the Fund

As of [               ], 2010, the dollar range of equity securities in the Fund beneficially owned by the portfolio manager named in the Prospectus is: none.

INVESTMENT MANAGEMENT

Investment Adviser.  Under an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, the Adviser provides investment advisory services to the Fund. The Adviser is a wholly owned subsidiary of PayPal, a Delaware corporation (which, in turn, is a wholly owned subsidiary of eBay, a Delaware corporation).

Subject to general supervision of the Trust’s Board and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser provides the Fund with ongoing discretionary investment management services, policy direction and monitoring of the Fund.  The Adviser also provides or arranges for administration, transfer agency, custody and all other services necessary for the Fund to operate. The Adviser was formed in November 1999. As of ____, it had over $____ million in assets under management. The Fund will pay the Adviser an investment advisory fee at an annual rate equal to __% of the Fund’s average daily net assets.

As of [           ], 2010, no investment advisory fees have been paid by the Fund to the Adviser.

The Adviser has voluntarily agreed to limit the Fund’s net operating expenses to an annual rate of __%, excluding extraordinary expenses. That expense limitation agreement, which may be renewed, remains in effect through _______, [2012].  That agreement may be terminated before then only by the Board of Trustees of the Trust.

The Trust’s Trustees (including a majority of the Trustees who are not “interested persons” within the meaning of the 1940 Act) have approved the Advisory Agreement applicable to the Fund, and will annually consider the renewal of the agreement applicable to the Fund.  A discussion regarding the basis for the approval of the Fund’s Advisory Agreement by the Trustees will be contained in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2011.

SERVICE PROVIDERS

Administrator of the Fund.  State Street Bank and Trust Company (“State Street”), located at 200 Clarendon Street, Boston, MA 02116, has been appointed to serve as the Fund’s administrator. As the Fund’s administrator, State Street will provide administrative services directly or through sub-contracting, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent registered public accounting firm and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and (iii) periodic reviews of management reports and financial reporting. State Street will also furnish office space and certain facilities required for conducting the business of the Fund.

As of [           ], 2010, no administration fees have been paid by the Fund to State Street for administrative services.

Custodian and Fund Accounting Services Agent.  State Street will serve as custodian of the assets of the Fund, with the exceptions discussed below.  State Street will also act as the Fund’s Accounting Services Agent. In some situations, the Fund may have custodians in addition to State Street.  For example, with respect to assets of the Fund that are invested in FDIC and other federal government insured CDs issued by community development banks or credit unions, the issuing bank or credit union may serve as custodian.  With respect to assets of the Fund that are invested in securities offered through MicroPlace, the Fund’s ownership of those securities is in most cases reflected on the records of those issuers.  Each custodian is authorized to hold the Fund’s investments with sub-custodians approved by the Fund.  Each custodian has custody of the securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund.  The custodians each have no responsibility for any of the investment policies or decisions of the Fund. The Fund pays the custodians for all custodial services provided to the Fund.  State Street’s records reflect the Fund’s assets held by it and by other custodians.

Transfer Agent and Dividend Disbursing Agent. PayPal Asset Management, Inc., located at 2211 North First Street, San Jose, CA 95131, will act as transfer agent and dividend disbursing agent for the Fund.

Distribution Agent. Funds Distributor, LLC (“Funds Distributor”), a registered broker-dealer, will act as distribution agent for shares of the Fund on PayPal’s website at www.paypal.com.

Independent Registered Public Accounting Firm. ___________, will serve as the independent registered public accounting firm for the Fund, providing audit and tax services and assistance and consultation with respect to the preparation of filings with the SEC.

Legal Counsel. Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California  94105-3441, acts as legal counsel for the Trust and the Fund.

BROKERAGE ALLOCATION

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, will be made in the best judgment of the Adviser and in a manner deemed fair and reasonable to interestholders.  In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid will be evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers are also selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.  The Adviser may from time to time execute trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with the Adviser.

The Fund’s purchase and sale orders for securities may be combined with those of other accounts that the Adviser manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall new results. When the Adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by the Adviser, it undertakes to allocate those transactions among the participants equitably.  The Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest.

Purchases and sales of fixed-income portfolio securities of the type held by the Fund usually are principal transactions.  Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

MicroPlace is the only broker-dealer known by the Adviser that specializes in microfinance securities and the Adviser believes it is the best choice for effecting these transactions.  It may be possible from time to time for the Fund to purchase some of these securities directly from the issuers (and perhaps on more favorable terms such as higher interest rates).  Some of these securities (currently only those offered by the Calvert Foundation) may also be offered through other broker-dealers, sometimes on more favorable terms than through MicroPlace.  Although the Adviser will investigate alternative broker-dealers and transaction arrangements in an effort to seek best execution for the Fund, it expects to effect all or substantially all of its transactions through MicroPlace because of the information available about the securities through MicroPlace, the efficiency of using a single source experienced with these specialized securities, and the brokerage services provided that the Adviser expects will better inform its investment decisions.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a non-diversified series of the Trust. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion or subscription rights. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of the Fund is effective as to the Fund, whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act.  The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust.  Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Second Amended and Restated Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Second Amended and Restated Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

SHAREHOLDER INFORMATION

Shares are distributed directly by the Fund itself. The Adviser has entered into a Services Agreement with Funds Distributor, a subsidiary of Foreside Distributors, LLC, under which Funds Distributor provides distribution services on PayPal’s website at www.paypal.com.

Pricing of Fund Shares.  The net asset value (“NAV”) per share of the Fund is calculated as follows:  all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

As noted in the Prospectus, the NAV of the Fund generally will be determined as of 5:00 p.m., Eastern Time each day the Fund is open for business. The Fund is generally closed on Saturdays and Sundays and for New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. The Fund may, but does not expect to, determine the NAVs of its shares on any day when the Federal Reserve Banks are not open for trading if there is sufficient trading in its portfolio securities on such days to materially affect per-share NAV. The Fund may change the time at which purchases and redemptions are priced if the Federal Reserve Banks close earlier than 4:00 p.m. Eastern Time, when trading in the primary markets the Fund invests in is restricted, or if an emergency exists.

Telephone and Internet Redemption Privileges.  The Trust employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Trust and the Fund may not be liable for losses due to unauthorized or fraudulent instructions.  Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Additional Purchase Information. The Fund currently does not have maximum limit on the amount of shareholder purchase of Fund shares or total share balance. The Fund, however, reserves the right to impose limits in the future with prior notice to shareholders.

PROXY VOTING

The Adviser is authorized by the Trust to vote proxies respecting voting securities held by the Fund.  In those cases, the Adviser votes proxies in accordance with written Proxy Voting Policies and Procedures (the “Policy”) adopted by the Adviser.  The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security’s value.  The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of the Adviser on a timely basis in pursuit of this voting objective.

The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and the Adviser.  If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the Adviser will vote the proxy in accordance with the recommendation of any proxy voting service engaged by the Adviser.  If no such recommendation is available, or if the vote involves other matters, the Adviser will refer the vote to the Trust’s audit committee for direction on the vote or a consent to vote on the Adviser’s recommendation.

Information with respect to the Fund’s proxy voting policy is available: (i) without charge, upon request, by calling [                 ]; and (ii) on the SEC’s Website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

To the extent permitted under applicable law, the Adviser may distribute (or authorize the Fund’s custodian or principal underwriter to distribute) information regarding the Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their contractual duties with respect to the Fund, such as custodial services (State Street), pricing services, proxy voting services, accounting and auditing services (PwC), and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar, Inc. and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement (or other confidentiality arrangements acceptable to the Fund) and if the authorizing persons (as determined by the Fund’s chief compliance officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the Fund believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. The Fund’s portfolio holdings information may not be disseminated for compensation.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund. The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, among other things, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its investment company taxable income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains for a one-year period generally ending on October 31 of the calendar year, and (3) all investment company taxable income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Backup Withholding. The Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The “backup withholding” is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability. The backup withholding rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) in each taxable year in which an interest in such debt security is owned and a principal payment is received on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Dividends and Capital Gains. None of the dividends distributed to shareholders attributable to the investment company taxable income of the Fund is expected to be “qualified dividend income” eligible for the maximum 15% tax rate. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% capital gains tax rate. Absent further legislation, the maximum 15% tax rate for individuals on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010, when it would revert to 20%.

The Fund also does not anticipate that its dividends and distributions will qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are U.S. corporations.

FINANCIAL STATEMENTS

No financial statements are available for the Fund as of the date of this Statement of Additional Information because the Fund has not yet commenced operations and is expected to commence operations on or about [                  ].

PayPal Funds

Part C: Other Information

Item 28. Exhibits	PEA # 18

Exhibit	Description
(a.1)
Certificate of Trust, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(i) of  Registrant’s initial Registration Statement on Form N-1A, filed June 8, 1999 (“Initial Registration Statement”).

(a.2)	Certificate of Amendment to Certificate of Trust, dated February 13, 2001, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 6, filed April 30, 2002 (“PEA No. 6”).

(a.3)	Trust Instrument, dated June 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Initial Registration Statement.

(a.4)
Amended and Restated Trust Instrument, dated September 3, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Registrant’s Pre-Effective Amendment No. 1, filed November 18, 1999 (“Pre-Effective Amendment No. 1”).

(a.5)
Second Amended and Restated Trust Instrument, dated October 2002, is incorporated herein by reference to Exhibit (a)(v) of Registrant’s Post-Effective Amendment No. 7, filed February 28, 2003 (“PEA No. 7”).

(b.1)	By-laws of Registrant are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 2, filed March 24, 2000 (“PEA No. 2”).

(b.2)	Amended By-laws of Registrant are incorporated herein by reference to Exhibit (b)(i) of Post-Effective Amendment No. 12, filed April 28, 2006 (“PEA No. 12”).

(c)	Not applicable.

(d.1)	Investment Advisory Agreement, dated June 13, 2000, between the Registrant and X.com Asset Management, Inc. (“XAM”) is incorporated herein by reference to Exhibit (d)(i) of PEA No. 6.

(d.2)	Investment Advisory Agreement, dated October 4, 2002, between Registrant and PayPal Asset Management, Inc. (“PPAM”) is incorporated herein by reference to Exhibit (d)(iii) of PEA No. 7.

(d.3)
Amendment, dated March 1, 2005, to Investment Advisory Agreement, dated October 4, 2002, between the Registrant and PPAM is incorporated herein by reference to Exhibit (d.3) of Registrant’s Post-Effective Amendment No. 14, filed April 29, 2008 (“PEA No. 14”).

(d.4)
Second Amendment, dated August 11, 2009, to Investment Advisory Agreement, dated October 4, 2002, between the Registrant and PPAM is incorporated herein by reference to Exhibit (d.4) of Registrant’s Post-Effective Amendment No. 16, filed February 26, 2010 (“PEA No. 16”).

(d.5)	Investment Advisory Agreement between Registrant, on behalf of PayPal Fund for Good, and PPAM to be filed by amendment.

(e.1)	Services Agreement, dated January 1, 2001, among XAM, PayPal, Inc. (formerly, X.com Corporation) and Funds Distributor, Inc. (“FDI”) is incorporated herein by reference to Exhibit (e)(i) of PEA No. 6.

(e.2)	Selling Agreement between Registrant and FDI is incorporated herein by reference to Exhibit (e)(2) of PEA No. 14.

(f)	Not applicable.

(g)	Custodian Agreement, dated November 17, 1999, among Registrant, XAM and Investors Bank & Trust Company (IBT1) is incorporated herein by reference to Exhibit (g) of PEA No. 3.

(h.1)	Administration Agreement, dated November 17, 1999, among Registrant, XAM and IBT[1] is incorporated herein by reference to Exhibit (h)(i) of PEA No. 3.

(h.2)	Transfer Agency Agreement, dated November 17, 1999, between Registrant and XAM is incorporated herein by reference to Exhibit (h)(ii) PEA No. 3.

(h.3)	Transfer Agency Agreement between Registrant and PPAM to be filed by amendment.

(h.4)	Third Party Feeder Fund Agreement, dated November 17, 1999, among Registrant, XAM and Master Investment Portfolio (“MIP”) is incorporated herein by reference to Exhibit (h)(iv) of PEA No. 3.

Exhibit	Description
(h.5)	X.com Funds Electronic Delivery Consent Agreement, dated April 26, 2000 is incorporated herein by reference to PEA No. 3.

(h.6)	Amended and Restated Operating Expenses Agreement, dated March 9, 2001, between Registrant and PPAM is incorporated herein by reference to Exhibit (d)(ii) of PEA No. 6.

(h.7	Operating Expenses Agreement between Registrant, on behalf of PayPal Fund for Good, and PPAM to be filed by amendment.

(h.8)	Sub-Administration Agreement, dated April 27, 2006, between PPAM and Barclays Global Investors, N.A. is incorporated herein by reference to Exhibit (h)(5) of PEA No. 14.

(i.1)
Opinion and Consent of Counsel (Paul, Hastings, Janofsky & Walker LLP), dated April 16, 2003, with respect to PayPal Money Market Fund (the “Fund”) is incorporated herein by reference to Exhibit (i) of Registrant’s Post-Effective Amendment No. 9, filed April 29, 2004.

(i.2)	Opinion and Consent of Counsel (Paul Hastings) with respect to PayPal Fund for Good to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)	Not applicable.

(l)	Form of Subscription Agreement between the Registrant and Elon R. Musk is incorporated herein by reference Exhibit (l) of Pre-Effective Amendment No. 1.

(m)	Not applicable.

(n)	Not applicable.

(p.1)	Powers of Attorney, each dated February 25, 2003, for Richard Kernan, Kevin T. Hamilton, Gregory N. River and John T. Story is incorporated herein by reference Exhibit (p)(iii) to PEA No. 7.

(p.2)	Power of Attorney, dated September 18, 2008, for John P. McGonigle is incorporated herein by reference to Post-Effective Amendment No. 15, filed April 29, 2009 (“PEA No. 15”).

(p.3)
Powers of Attorney, dated December 3, 2009, and Addendum thereto, dated February 22, 2010, for Richard S. Davis, Henry Gabbay, David O. Beim, Ronald W. Forbes, Dr. Matina S. Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish and Frederick W. Winter (MIP Trustees) is incorporated herein by reference to Exhibit (p)(3) of PEA No. 16.

(q.1)	Code of Ethics of Registrant and XAM is incorporated herein by reference to Exhibit (p)(ii) of PEA No. 3.

(q.2)	Code of Ethics of Money Market Master Portfolio (the “Master Portfolio”) is filed herewith.

(q.3)
Code of Ethics of SEI Investments Company, related to the Master Portfolio, is incorporated herein by reference to Amendment No. 29 to Master Investment Portfolio (“MIP”)’s Registration Statement filed April 29, 2005 (Acc-No: 0001193125-05-090744).

(q.4)
Code of Ethics of BlackRock Fund Advisors,[2] related to the Master Portfolio, is incorporated herein by reference to Amendment No. 31 to the MIP’s Registration Statement filed June 17, 2005 (Acc-No: 0001193125-05-127281).

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of Investment Adviser

PPAM, f/k/a X.com Asset Management, Inc. (the “Investment Adviser”) is a Delaware corporation that offers investment advisory services.  The Investment Adviser's offices are located at 2211 North First Street, San Jose, CA 95131.  The directors and officers of the Investment Adviser and their business and other business connections are as follows:

Name	Title/Status with Investment Adviser	Other Business Connections

John D. Muller	Chairman and Director	Vice President and General Counsel, PayPal, Inc.
Omar J. Paz	Chief Executive Officer & President, Treasurer, Secretary and Director	Director, North America, PayPal Inc.
Jeffrey R. Mannie	Controller	Controller, PayPal, Inc.
Christopher I. Chen	Chief Compliance Officer	Manager, Policy, PayPal, Inc.
Robert J. Mansell	Senior Technology Officer	Vice President, Product Development, PayPal, Inc.
Steven A. Burleson	Treasurer	Vice President and Chief Financial Officer, North America, PayPal, Inc.

Prashant F. Aggarwal	Chief Financial Officer and Director	Vice President, Finance Operations, PayPal, Inc.
Edmond I. Eger III	Business Officer	Senior Vice President, General Manager, North America, Global Core Payments and Emerging Markets, PayPal, Inc.

Item 32. Principal Underwriters

(a) Funds Distributor, LLC (“FD” or the “Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust
Munder Series Trust II
Munder Series Trust

FD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA).  FD has its main address at Three Canal Plaza, Suite 100, Portland, Maine 04101. FD is an indirect wholly-owned subsidiary of Foreside Financial Group, LLC.

(b) Information about Directors and Officers of FD is as follows:

Name	Address	Position with Underwriter
Mark S. Redman	690 Taylor Road, Suite 150, Gahanna, OH 43230	President & Manager
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Paul F. Hahesy	Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer
James E. (Ed) Pike	690 Taylor Road, Suite 150, Gahanna, OH 43230	Financial and Operations Principal
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer, Vice President & Manager
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President

(c)           Not applicable.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of PPAM, 2211North First Street, San Jose, California 95131, and IBT1, 200 Clarendon Street, Boston, Massachusetts, 02116.

Item 34. Management Services

Not applicable

Item 35. Undertakings:

Not applicable

__________________
1	On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative and custodial services for the Fund.

2	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

SIGNATURES FOR THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Jose in the State of California on the 8th day of June 2010.

PAYPAL FUNDS (Registrant) By: /s/ Dana E. Schmidt Name: Dana E. Schmidt Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Dana E. Schmidt	President and Principal Executive Officer	June 8, 2010
Dana E. Schmidt

/s/ Omar Paz	Treasurer and	June 8, 2010
Omar Paz	Chief Financial Officer

*	Trustee	June 8, 2010
Richard Kernan

**	Trustee	June 8, 2010
John P. McGonigle

*	Trustee and Chairman	June 8, 2010
Kevin T. Hamilton

*,** By: /s/ David A. Hearth
David A. Hearth,
As Attorney-in-Fact

________________________
*	Pursuant to Powers of Attorney, each dated February 25, 2003, for Richard Kernan and Kevin T. Hamilton are incorporated herein by reference to PEA No. 7.
**	Pursuant to Power of Attorney, dated September 18, 2008, for John P. McGonigle is incorporated herein by reference to PEA No. 15.

EXHIBIT INDEX

(q)(2)	Code of Ethics of the Master Portfolio.